                                                                   EXHIBIT 99.0


                            SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                               TABLE OF CONTENTS
                               DECEMBER 31, 1993


INDEPENDENT AUDITOR'S REPORT ...........................................      1

FINANCIAL STATEMENTS:
  Balance Sheet, December 31, 1993 .....................................    2-3
  Statement of Profit and Loss (HUD Form No. 92410)
    for the year ended December 31, 1993 ...............................    4-5
  Statement of Changes in Project Equity for the year
    ended December 31, 1993 ............................................      6
  Statement of Cash Flows for the year ended
    December 31, 1993 ..................................................      7
  Notes to Financial Statements ........................................   8-10

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Griffin Orlando, A Limited Partnership
Minneapolis, Minnesota


We have audited the accompanying balance sheet of SUMMERFIELD APARTMENTS OF GRIFFIN ORLANDO, A LIMITED PARTNERSHIP (HUD Project Number 067-10561) as of December 31, 1993, and the related statements of profit and loss, changes in Project equity and cash flows for the year then ended. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SUMMERFIELD APARTMENTS as of December 31, 1993, and the results of its operations and its changes in Project equity and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

Our audit for the year ended December 31, 1993, was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supporting information included in the report (shown on pages 10 to 13) are presented for the purposes of additional analysis and are not a required part of the basic financial statements of SUMMERFIELD APARTMENTS. Such information has been subjected to the audit procedures applied in the audit of the financial statements and, in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.

The accompanying financial statements and supplementary information have been prepared assuming that the entity will continue as a going concern. Because of operating losses and negative current ratio, conditions raise substantial doubt about the ability of SUMMERFIELD APARTMENTS to continue as a going concern.
The financial statements and supplementary information do not include any adjustments that might result from the outcome of this uncertainty.



                                        /s/ LARSON, ALLEN, WEISHAIR & CO.
                                        LARSON, ALLEN, WEISHAIR & CO.

Saint Paul, Minnesota
February 22, 1994

                             SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1993

                                    ASSETS



CURRENT ASSETS

1110    Petty cash                                            $    4,000
1120    Cash in bank                                               4,931
1130    Tenant accounts receivable                                 2,851
                                                              ----------
        Total current assets                                      11,782
                                                              ----------

DEPOSITS HELD IN TRUST - FUNDED

1191    Tenant security deposits (contra)                         36,377
                                                              ----------

RESTRICTED DEPOSITS AND FUNDED RESERVES

1310    Mortgage escrow deposits (Schedule II)                    35,803
1320    Reserve for replacements (Schedule IV)                    89,436
                                                              ----------
        Total deposits                                           125,239
                                                              ----------

FIXED ASSETS

1410    Land                                                     420,000
1420    Buildings                                              6,289,619
1460    Furnishings                                              502,799
                                                              ----------
        Total fixed assets                                     7,212,418
        Less accumulated depreciation                          1,905,922
                                                              ----------
        Net Fixed Assets                                       5,306,496
                                                              ----------
Total Assets                                                  $5,479,894
                                                              ==========




See Accompanying Notes to Financial Statements

                             SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                                 BALANCE SHEET
                            AS OF DECEMBER 31, 1993

                                 LIABILITIES



CURRENT LIABILITIES

2110      Accounts payable                                          $  99,683
2120      Accrued wages payable                                         6,814
2130      Accrued interest payable                                     43,409
2190      Miscellaneous current liabilities                               475
2320      Mortgage payable - current portion                           24,814
                                                                   ----------
             Total current liabilities                                175,195
                                                                   ----------

DEPOSIT AND PREPAYMENT LIABILITIES

2191      Tenant security deposits (contra)                            35,108
2210      Prepaid rent                                                  2,824
                                                                   ----------
             Total Deposit and Prepayment Liabilities                  37,932
                                                                   ----------

LONG-TERM LIABILITIES

2320      Mortgage payable                                          4,831,282
          Less:  Current portion                                       24,814
                                                                   ----------
            Total long-term liabilities                             4,806,468
                                                                   ----------
Total Liabilities                                                   5,019,595
                                                                   ----------
                                PROJECT EQUITY

3130      Project equity                                              460,299
                                                                   ----------
Total Liabilities and Project Equity                               $5,479,894
                                                                   ==========




See Accompanying Notes to Financial Statements

Statement of
Profit and Loss

                                        U.S. Department of Housing
                                        and Urban Development
                                        Office of Housing
                                        Federal Housing Commissioner

                 OMB Approval No. 2502-0052 (Exp. 8/31/93)

For Month: Period                                                           Project Number                   Project Name
Beginning 1-1-93  Ending 12-31-93                                             067-10561                 Summerfield Apartments
- - - ---------------------------------                                           --------------              ----------------------
Part I        Description of Account                                        Acct. No
              RENTAL INCOME - 5100
                Apartments or member carrying charges (Coops)                 5120                             $1,271,752
                Furniture and equipment                                       5130                             $    4,327
                  TOTAL RENT REVENUE Potential at 100% Occupancy                                               $1,276,079
              VACANCIES - 5200
                Apartments                                                    5220                             $ (219,964)
                Miscellaneous (specify) rent credit                           5290                             $  (18,172)
                  TOTAL VACANCIES                                                                              $ (238,136)
                NET RENTAL REVENUE  Rent revenue less vacancies                                                $1,037,943
              FINANCIAL REVENUE - 5400
                Interest income - project operations                          5410                             $      731
                Interest income from investment - reserve for replacement     5440                             $    3,151
                  TOTAL FINANCIAL REVENUE                                                                      $    3,882
              OTHER REVENUE - 5900
                Laundry and vending                                           5910                             $   28,183
                Other revenue (specify) Clubhouse fees                        5990                             $      523
                & Redecorating
                Bad debt recovery                                             5991                             $    4,494
                  TOTAL OTHER REVENUE                                                                          $   33,200
                    TOTAL REVENUE                                                                              $1,075,025
              ADMINISTRATIVE EXPENSES - 6200/6300
                Advertising                                                   6210                             $   15,051
                Other renting expense                                         6250                             $    1,331
                Office salaries                                               6310                             $   58,205
                Office supplies                                               6311                             $   11,312
                Management fee                                                6320                             $   61,981
                Legal Expense                                                 6340                             $    1,881
                Auditing expense                                              6350                             $    2,125
                Bookkeeping fees/accounting services                          6351                             $    4,194
                Telephone and answering service                               6360                             $    5,712
                Bad debts                                                     6370                             $   19,257
                Miscellaneous administrative expenses (specify)
                Membership dues                                               6390                             $      218
                  TOTAL ADMINISTRATIVE EXPENSES                                                                $  181,267
              UTILITIES EXPENSE - 6400
                Electricity                                                   6450                             $   36,732
                Water                                                         6451                             $   16,168
                Gas                                                           6452                             $    3,140
                  TOTAL UTILITIES EXPENSE                                                                      $   56,040
              OPERATING AND MAINTENANCE EXPENSES - 6500
                Janitor and cleaning payroll                                  6510                             $    8,122
                Janitor and cleaning supplies                                 6515                             $   11,762
                Janitor and cleaning contract                                 6517                             $   10,080
                Exterminating payroll/contract                                6519                             $    2,650
                Grounds payroll                                               6535                             $   18,951
                Grounds supplies                                              6536                             $    1,064
                Grounds/contract                                              6537                             $   13,176
                Repairs payroll                                               6540                             $   50,084
                Repairs material                                              6541                             $   78,966
                Heating/cooling repairs and maintenance                       6546                             $    3,256
                Swimming pool maintenance/contract                            6547                             $    5,912
                Decorating supplies                                           6561                             $    1,795
                Vehicle & maintenance equipment operation & repairs           6570                             $    4,577
                Misc. operating & maintenance expenses                        6590                             $    2,280
                  TOTAL OPERATING & MAINTENANCE EXPENSES                                                       $  212,675

See Accompanying Notes to Financial Statements

Statement of
Profit and Loss

                                        U.S. Department of Housing
                                        and Urban Development
                                        Office of Housing
                                        Federal Housing Commissioner

                  OMB Approval No. 2502-0052 (Exp. 8/31/93)

For Month: Period                                                          Project Number                   Project Name
Beginning 1-1-93  Ending 12-31-93                                            067-10561                 Summerfield Apartments
- - - ---------------------------------                                          --------------              ----------------------
                                                                           Acct. No.
            TAXES AND INSURANCE - 6700
              Real estate taxes                                               6710                            $  105,534
              Payroll taxes (FICA)                                            6711                            $   11,779
              Miscellaneous taxes, licenses and permits                       6719                            $    1,376
              Property and liability insurance (hazard)                       6720                            $   44,709
              Health insurance & other employee benefits                      6723                            $   21,576
                TOTAL TAXES AND INSURANCE                                                                     $  184,974
            FINANCIAL EXPENSES - 6800
              Interest on mortgage payable                                    6820                            $  471,864
              Mortgage insurance premium/service charge                       6850                            $   19,352
              Miscellaneous financial expenses                                6890                            $    1,494
                TOTAL FINANCIAL EXPENSES                                                                      $  492,710
            TOTAL COST OF OPERATIONS BEFORE DEPRECIATION                                                      $1,127,666
              Profit (loss) before depreciation                                                               $  (52,641)
              Depreciation (total) - 6600 (specify)                           6600                            $  167,039
              Operating profit or (loss)                                                                      $ (219,680)
            NET PROFIT OR (LOSS)                                                                              $ (219,680)



Part II  1.  Total principal payments required under the           3.  Replacement of painting reserve releases which
             mortgage even if payments under a Workout                 are included as expense items on this profit
             Agreement are less or more than those                     and loss statement.                    $44,362
             required under the mortgage.        $22,407

         2.  Replacement reserve deposits required by the          4.  Project improvement reserve releases under
             Regulatory Agreement or amendments thereto,               the Flexible Subsidy Program that are included
             even if payments may be temporarily suspended             as expense items on this profit and loss
             or waived.                          $26,260               statement.                               $ N/A


See Accompanying Notes to Financial Statements

                            SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                    STATEMENT OF CHANGES IN PROJECT EQUITY
                     FOR THE YEAR ENDED DECEMBER 31, 1993


Project equity, January 1, 1993                                         $ 529,854
Partnership contribution to Project                                       150,125
Net loss                                                                 (219,680)
                                                                        ---------
Project equity, December 31, 1993                                       $ 460,299
                                                                        =========


See Accompanying Notes to Financial Statements

                             SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1993


CASH FLOWS FROM OPERATING ACTIVITIES:
  Cash received from tenants                                                                            $1,049,325
  Cash paid to suppliers and employees                                                                    (604,409)
  Interest received                                                                                          3,882
  Interest paid                                                                                           (473,810)
                                                                                                        ----------
NET CASH USED BY OPERATING ACTIVITIES                                                                      (25,012)
                                                                                                        ----------
CASH FLOWS USED BY INVESTING ACTIVITIES:
  Purchase of property                                                                                     (98,848)
                                                                                                        ----------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Contribution by partnership to Project                                                                   150,125
  Principal payments of mortgage note payable                                                              (22,407)
                                                                                                        ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                                  127,718
                                                                                                        ----------
INCREASE IN CASH                                                                                             3,858

CASH, BEGINNING OF YEAR                                                                                      5,073
                                                                                                        ----------
CASH, END OF YEAR                                                                                       $    8,931
                                                                                                        ==========



RECONCILIATION OF NET LOSS TO NET CASH USED
BY OPERATING ACTIVITIES:
  Net loss                                                                                              $ (219,680)
  Adjustments to reconcile net loss to net cash used
     by operating activities:
       Depreciation                                                                                        167,039
  Decrease (increase) in:
    Tenant security deposits                                                                                 1,769
    Mortgage escrow deposits                                                                                73,676
    Other assets                                                                                            (1,876)
    Replacement reserves                                                                                    14,951
  Increase (decrease) in:
    Security deposits                                                                                        3,543
    Accounts payable and due to affiliates                                                                  49,647
    Accrued interest and other expenses                                                                   (114,081)
                                                                                                        ----------
NET CASH USED BY OPERATING ACTIVITIES                                                                   $  (25,012)
                                                                                                        ==========




See Accompanying Notes to Financial Statements

                             SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1993



1.     Summary of Significant Accounting Policies


       Description of Summerfield Apartments - Summerfield Apartments (the "Project") is a 224 unit apartment complex located in Orlando, Florida owned and operated by Griffin Orlando, A Limited Partnership (the "Partnership"). The Partnership contributed $2,554,802 for the purchase of the Project on March 14, 1984.

       Basis of Presentation - The accompanying financial statements and supplemental schedules are presented in the format prescribed by the U.S. Department of Housing and Urban Development ("HUD").

       Property and Depreciation - Property is stated at cost and is depreciated using the straight-line method over its estimated useful life (buildings, 40 years; furnishings and equipment, 5 years). For tax purposes, the Partnership depreciates the buildings over 15, 18, 19 and 27.5 years using the Accelerated Cost Recovery System and the Modified Accelerated Cost Recovery System.

       Income Taxes - The financial statements of the Project do not include a provision for income taxes as the income and losses of the Project are allocated to the individual partners of the Partnership for inclusion in their tax returns.

       Rental Revenues - Rental revenue is recognized in the period earned.



2.     Organization


       Griffin Orlando, A Limited Partnership was formed by the general partner, GO Associates, a Minnesota general partnership, to acquire existing, income-producing real properties for rental purposes. GO Associates is not required to make any capital contributions to the Partnership.

       The Limited Partnership Agreement and Certificate of Limited Partnership (Partnership Agreement) contain certain provisions, among others, described as follows:

       -- The management and general responsibility of operating the Partnership business shall be vested exclusively in the general partner.

       -- Profits, losses and cash flow distributions, other than from the sale of the Partnership properties, are allocated 95% to the limited partners and 5% to the general partner.

       -- Net proceeds from refinancing or from the sale of property other than upon liquidation, less any necessary liability reserves or debt payments, will be distributed in the following order subject to the general partner receiving at least 1% of the distributions:

                             SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1993



         -- First to the limited partners to the extent that prior distributions are less than the original capital contributions plus 10% per annum (as defined in the Partnership Agreement);

         -- Second, any unpaid real estate commissions due to the general partner on the resale of the Partnership properties;

         -- Third, any remaining balance, 75% to the limited partners and 25% to the general partner.

   -- The Partnership will terminate on December 31, 2014 or earlier upon the sale of substantially all of the properties or the occurrence of certain other events as stated in the Partnership Agreement.



3.  Mortgages


    The mortgage note payable bears interest at 10.25% and is payable through March 2024. The mortgage note is secured by the property.

    Approximate annual maturities of the mortgage note through 1998 are as follows:

         1994             $ 24,814
         1995             $ 27,481
         1996             $ 30,434
         1997             $ 33,704
         1998             $ 37,326


4.  Related Party Transactions


    The partners of GO Associates, the general partner of the Partnership, are also owners, directors, and officers of Griffin Companies, a Minnesota Corporation. The following is a summary of fees incurred in 1993 relating to Griffin Companies:

       Management fees                                           $61,981

       Major improvement supervisory fees                        $ 5,976

                             SUMMERFIELD APARTMENTS
                             PROJECT NO. 067-10561

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1993



5.       Contingencies - Going Concern


         As shown in the accompanying form HUD-92410 statement of profit and loss, the project incurred a net loss of $219,680 during the year ended December 31, 1993, and as of that date, the project's current liabilities exceeded its current assets by $163,413. These factors create an uncertainty about the project's ability to continue as a going concern. The ability of the project to continue as a going concern is dependent on improved tenant occupancy and improved operations of the project. The financial statements do not include any adjustments that might be necessary if the project is unable to continue as a going concern.